UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2006

PARALLEL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-13305	75-1971716
(Commission file number)	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of principal executive offices)	(Zip code)

(432) 684-3727

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As reported in our Form 8-K Report dated October 14, 2005, and filed with the Securities and Exchange Commission on October 20, 2005, on October 14, 2005, Parallel Petroleum Corporation, through its subsidiary, Parallel, L.P., entered into a Purchase and Sale Agreement with Lynx Production Company, Inc. or, “Lynx”, and nine other unaffiliated parties for the purchase of producing and non-producing oil and gas properties located in Andrews and Gaines Counties, Texas in the Permian Basin of west Texas. In a separate but related Ancillary Agreement to Purchase and Sale Agreement, dated October 14, 2005, between Parallel, L.P. and Lynx Production Company, Inc., Lynx reserved a 10.0% working interest in the properties being sold to Parallel, L.P. under the Purchase and Sale Agreement. After giving effect to the 10% interest reserved by Lynx under the Ancillary Agreement to Purchase and Sale Agreement, the total purchase price for all of the properties, excluding adjustments, is $44.5 million.  In addition to its 10% reserved interest, Lynx has the right to acquire an undivided 10% of the interest acquired by Parallel in oil and gas leases within a specified area of mutual interest. Additionally, each of Parallel and Lynx have reciprocal lease acquisition rights, for a period of three years, which entitles Parallel and Lynx to acquire from the other certain oil and gas leasehold interests that they may acquire within specified lands.

Under the Purchase and Sale Agreement, each seller was entitled to schedule the closing date as to his or its respective interest in the properties to be sold at any time between November 15, 2005 and January 15, 2006, so long as the first closing occurred on November 15, 2005 at which Lynx and other sellers conveyed a minimum of an undivided 40% interest in the properties covered by the Purchase and Sale Agreement.

As reported in our Form 8-K Report dated November 15, 2005, Parallel, L.P. completed the first closing under the Purchase and Sale Agreement on November 15, 2005. The total purchase price, including adjustments, for the initial portion of the properties acquired on November 15, 2005 was $20.8 million.

On January 12, 2006, Parallel, L.P. completed the second and final closing under the Purchase and Sale Agreement. The total purchase price, including adjustments, for the final portion of the properties acquired on January 12, 2006 was $23.4 million. This second and final closing represents approximately 3.5 million equivalent barrels of proved oil and gas reserves. Parallel is the operator of the properties and owns a 90.0% working interest and 67.5% net revenue interest in the properties, including 35 producing wells. The properties include a total of 6,100 gross (4,117 net) acres, of which 1,300 gross (877 net) acres are developed. Daily gross production from the thirty-five wells is approximately 650 equivalent barrels of oil, or approximately 439 equivalent barrels of oil, net to Parallel.

Parallel has no relationship with Lynx or any of the other selling parties, other than in respect of the Purchase and Sale Agreement and the Ancillary Agreement to Purchase and Sale Agreement.

Parallel financed the purchase price with loan proceeds drawn from Parallel’s senior revolving credit facility under its Third Amended and Restated Credit Agreement with Citibank Texas, N.A., BNP Paribas and Western National Bank.

All of the properties acquired on January 12, 2006 were pledged as additional collateral to further secure the payment and performance of Parallel’s indebtedness and obligations under its senior Third Amended and Restated Credit Agreement and its junior Second Lien Term Loan Agreement.

Item 9.01         Financial Statements and Exhibits.

(a)	Financial Statements.

It is impractical to provide the financial statements required by Item 9.01 of this Current Report on Form 8-K at the time of filing hereof. Such financial statements will be filed not later than March 31, 2006.

(c)	Exhibits
	Exhibit No.	Description

10.1

Third Amended and Restated Credit Agreement, dated as of December 23, 2005, among Parallel Petroleum Corporation, Parallel, L.P., Parallel, L.L.C., Citibank Texas, N.A., BNP Paribas, Compass Bank, Comerica Bank, Bank of Scotland, Fortis Capital Corp., Western National Bank and Citibank, F.S.B. (Incorporated by reference to Exhibit 10.1 of Form 8-K dated December 23, 2005 and filed with the Securities and Exchange Commission on December 30, 2005)

10.2

Purchase and Sale Agreement, dated as of October 14, 2005, among Parallel, L.P., Lynx Production Company, Inc., Elton Resources, Inc., Cascade Energy Corporation, Chelsea Energy, Inc., William P. Sutter, Trustee, William P. Sutter Trust, J. Leroy Bell, E. L. Brahaney, Brent Beck, Cavic Interests, LLC and Stanley Talbott (Incorporated by reference to Exhibit 10.2 of Form 8-K dated October 14, 2005 and filed with the Securities and Exchange Commission on October 20, 2005)

10.3

Ancillary Agreement to Purchase and Sale Agreement, dated October 14, 2005, between Parallel, L.P. and Lynx Production Company, Inc. (Incorporated by reference to Exhibit 10.3 of Form 8-K dated October 14, 2005 and filed with the Securities and Exchange Commission on October 20, 2005)

10.4

Second Lien Term Loan Agreement, dated November 15, 2005, among Parallel Petroleum Corporation, Parallel, L.P., BNP Paribas and Citibank Texas, N.A. (Incorporated by reference to Exhibit 10.4 of Form 8-K dated November 15, 2005 and filed with the Securities and Exchange Commission on November 21, 2005)

10.5

Intercreditor and Subordination Agreement, dated November 15, 2005, among Citibank Texas, N.A., BNP Paribas, Parallel Petroleum Corporation, Parallel, L.P. and Parallel, L.L.C. (Incorporated by reference to Exhibit 10.5 of Form 8-K dated November 15, 2005 and filed with the Securities and Exchange Commission on November 21, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 17, 2006	PARALLEL PETROLEUM CORPORATION
By: /s/ Larry C. Oldham
Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description
10.1

Third Amended and Restated Credit Agreement, dated as of December 23, 2005, among Parallel Petroleum Corporation, Parallel, L.P., Parallel, L.L.C., Citibank Texas, N.A., BNP Paribas, Compass Bank, Comerica Bank, Bank of Scotland, Fortis Capital Corp., Western National Bank and Citibank, F.S.B. (Incorporated by reference to Exhibit 10.1 of Form 8-K dated December 23, 2005 and filed with the Securities and Exchange Commission on December 30, 2005)

10.2

Purchase and Sale Agreement, dated as of October 14, 2005, among Parallel, L.P., Lynx Production Company, Inc., Elton Resources, Inc., Cascade Energy Corporation, Chelsea Energy, Inc., William P. Sutter, Trustee, William P. Sutter Trust, J. Leroy Bell, E. L. Brahaney, Brent Beck, Cavic Interests, LLC and Stanley Talbott (Incorporated by reference to Exhibit 10.2 of Form 8-K dated October 14, 2005 and filed with the Securities and Exchange Commission on October 20, 2005)

10.3

Ancillary Agreement to Purchase and Sale Agreement, dated October 14, 2005, between Parallel, L.P. and Lynx Production Company, Inc. (Incorporated by reference to Exhibit 10.3 of Form 8-K dated October 14, 2005 and filed with the Securities and Exchange Commission on October 20, 2005)

10.4

Second Lien Term Loan Agreement, dated November 15, 2005, among Parallel Petroleum Corporation, Parallel, L.P., BNP Paribas and Citibank Texas, N.A. (Incorporated by reference to Exhibit 10.4 of Form 8-K dated November 15, 2005 and filed with the Securities and Exchange Commission on November 21, 2005)

10.5

Intercreditor and Subordination Agreement, dated November 15, 2005, among Citibank Texas, N.A., BNP Paribas, Parallel Petroleum Corporation, Parallel, L.P. and Parallel, L.L.C. (Incorporated by reference to Exhibit 10.5 of Form 8-K dated November 15, 2005 and filed with the Securities and Exchange Commission on November 21, 2005)